Exhibit 10.11

TRANSFORMA ACQUISITION GROUP INC.

SEPTEMBER 1, 2006

S&B INVESTMENT MANAGEMENT GROUP, LLC

350 Park Avenue, 10th Floor

New York, NY 10022

Ladies and Gentlemen:

This letter will confirm our agreement that commencing on September 1, 2006 S&B Investment Management Group, LLC (“S&BIMG”) shall make available to Transforma Acquisition Group Inc. (“Transforma”) certain office space and general and administrative services as may be required by Transforma, situated at 350 Park Avenue, 10th Floor, New York, NY 10022. In exchange therefor, Transforma shall pay S&BIMG the sum of $7,500 per month. Transforma will pay S&BIMG the monthly fee of $7,500 until the earlier of (i) the completion of Transforma’s initial business combination and (ii) Transforma’s dissolution.

[Remainder of Page Intentionally Left Blank]

Very truly yours,

TRANSFORMA ACQUISITION GROUP INC.

By:	/s/ Larry J. Lenhart
Name:	Larry J. Lenhart
Title:	President and Chief Executive Officer

AGREED AND ACCEPTED

S&B INVESTMENT MANAGEMENT GROUP, LLC

By:	/s/ Samuel L. Schwerin
Name:	Samuel L. Schwerin
Title:	Managing Member

2